Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND
INCREMENTAL AMENDMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND INCREMENTAL AMENDMENT (this "Amendment"), dated as of June 16, 2017, among ALLIANCE DATA SYSTEMS CORPORATION, a Delaware corporation (the "Borrower"), the Guarantors (as defined in the Credit Agreement referred to below) party hereto, each financial institution identified on the signature pages hereto as a New Bank (the "New Banks"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the "Administrative Agent"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors party thereto, the lenders party thereto (the "Existing Banks", and together with the New Banks, the "Banks") and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of June 14, 2017 (the "Credit Agreement");

WHEREAS, on the Effective Date, the Existing Lenders provided Revolving Credit Commitments in an aggregate principal amount of $1,554,315,027.20 and Term Loans in an aggregate principal amount of $2,738,184,972.80 (the "Effective Date Term Loan");

WHEREAS, the Borrower hereby requests (a) a Commitment Amount Increase in an aggregate principal amount of $18,105,009.05 (the "First Amendment Commitment Amount Increase") and (b) an Incremental Term Loan consisting of an increase in the Effective Date Term Loan in an aggregate principal amount of $314,394,990.95 (the "First Amendment Term Loan Increase"), each in accordance with Section 2.16 of the Credit Agreement;

WHEREAS, subject to the terms and conditions set forth herein, the New Banks have severally agreed to provide the First Amendment Commitment Amount Increase and the First Amendment Term Loan Increase;

WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein, the Administrative Agent, the New Banks, the Letter of Credit Issuer and the Swing Lender have agreed, to amend the Credit Agreement as more specifically set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1.     Amendments to Credit Agreement.  Effective as of the First Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Credit Agreement is hereby amended to amend and restate Schedule I thereto in its entirety in the form of Schedule I attached hereto.

SECTION 2.    Commitment Amount Increase and Term Loan Increase.

(a) Each New Bank severally agrees that (i) its respective Revolving Credit Commitment as of the First Amendment Effective Date shall be as set forth opposite such New Bank's name on Schedule I hereto, (ii) its Term Loan Commitment as of the First Amendment Effective Date shall be as set forth opposite such New Bank's name on Schedule I hereto and (iii) on the First Amendment Effective Date it will fund a portion of the First Amendment Term Loan Increase in a principal amount equal to its Term Loan Commitment pursuant to the terms hereof.

(b) The First Amendment Term Loan Increase shall be drawn in full in a single advance on the First Amendment Effective Date, subject to the requirements of Section 2.16 of the Credit Agreement.

(c) With respect to the First Amendment Term Loan Increase, as of the First Amendment Effective Date and after giving effect to this Amendment, (i) the First Amendment Term Loan Increase shall constitute part of, and shall be added to, the Effective Date Term Loan and shall be subject to the terms thereof (including, without limitation, interest rate, repayments, prepayments and maturity, but for the avoidance of doubt, the First Amendment Term Loan Increase shall bear interest from the date advanced, and not from the Effective Date) and (ii) there shall be an automatic adjustment to the Term Loan Percentage in respect of the Term Credit of each Bank with an outstanding Term Loan after giving effect to the First Amendment Term Loan Increase.

(d) With respect to the First Amendment Commitment Amount Increase, as of the First Amendment Effective Date and after giving effect to this Amendment, (i) the First Amendment Commitment Amount Increase shall constitute part of, and shall be added to, the Revolving Credit and shall be subject to the terms thereof (including, without limitation, interest rate, fees, repayments, prepayments and maturity, but for the avoidance of doubt, the commitment fee on the portion of the Revolving Credit Commitment attributable to the First Amendment Commitment Amount Increase shall accrue from the First Amendment Effective Date, and not from the Effective Date), (ii) there shall be an automatic adjustment to the Revolver Percentages in respect of the Revolving Credit of each Bank with a Revolving Credit Commitment after giving effect to the First Amendment Commitment Amount Increase and (iii) the Administrative Agent shall reallocate the Revolving Credit Loans and other Revolving Credit Exposure in accordance with the updated Revolver Percentages as of the First Amendment Effective Date (and the New Banks agree to fund Revolving Loans on the First Amendment Effective Date and make such adjustments necessary to effect such reallocation).

(e) The parties hereto hereby agree that (i) the First Amendment Commitment Amount Increase and the First Amendment Term Loan Increase are being made pursuant to the last sentence of Section 2.16(a) of the Credit Agreement, (ii) this Amendment constitutes a request for a Commitment Amount Increase and Incremental Term Loan pursuant to Section 2.16(b) of the Credit Agreement and the parties hereto hereby waive any prior notice required thereby and (iii) this Amendment shall be deemed to be an "Incremental Amendment" in accordance with Section 2.16(d) of the Credit Agreement and constitute a "Credit Document" for all purposes of the Credit Agreement and the other Credit Documents.

(f) On and as of the First Amendment Effective Date, each New Bank (i) shall be deemed to be a "Bank" as defined in the Credit Agreement, as amended by this Amendment, (ii) agrees it will be bound as a "Bank" by all of the terms, provisions and conditions contained in the Credit Agreement and the other Credit Documents, as amended by this Amendment, (iii) agrees to perform all of the obligations that are required to be performed by it as such under the Credit Documents, as amended by this Amendment, and (iv) shall be entitled to the benefits, rights and remedies as such set forth in the Credit Documents, as amended by this Amendment.

(g) Each New Bank acknowledges that it has received a copy of the Credit Agreement and such other documents and information as it deems appropriate, independently and without reliance upon the Administrative Agent, the Arrangers, any other Bank or any of their respective Affiliates, to make its own credit analysis and decision to enter into this Amendment and to become a Bank under the Credit Agreement.
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SECTION 3.     Conditions of Effectiveness of this Amendment.  This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the "First Amendment Effective Date"):

(a) The Administrative Agent's receipt of the following, each properly executed by an authorized officer of the signing Credit Party: (i) this Amendment, duly executed by the Credit Parties, the New Banks, the Letter of Credit Issuer, the Swing Lender and the Administrative Agent and (ii) a Revolving Note and/or Term Note, as applicable, executed by the Borrower in favor of each New Bank that has requested such a Note prior to the First Amendment Effective Date.

(b) The fact that immediately prior to and after giving effect to this Amendment, no Default has occurred and is continuing.

(c) The fact that the representations and warranties of the Credit Parties contained in the Credit Agreement are true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) on and as of the First Amendment Effective Date immediately prior to and after giving effect to this Amendment (other than representations and warranties that relate to a specific date, which shall be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such date).

(d) Payment of all fees to the Administrative Agent, the Arrangers and the New Banks required to be paid on the First Amendment Effective Date.

SECTION 4.     Acknowledgement and Confirmation.  Each of the Credit Parties party hereto hereby agrees that with respect to each Credit Document to which it is a party, after giving effect to this Amendment and the transactions contemplated hereunder, all of its obligations, liabilities and indebtedness under such Credit Document, including guarantee obligations, shall, except as expressly set forth herein or in the Credit Agreement, remain in full force and effect on a continuous basis.

SECTION 5.     Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 10.3(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

SECTION 6.     Representations and Warranties. To induce the Administrative Agent and the New Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the New Banks that:  (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) on and as of the date hereof immediately prior to and after giving effect to this Amendment with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) only as of such specified date); (b) immediately prior to and after giving effect to this Amendment no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and each other Credit Party, and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of the Borrower and each other Credit Party, enforceable against the Borrower and each other Credit Party in accordance with its terms; and (d) no consent, approval, authorization, order, registration or qualification with any Governmental Authority is required for, the absence of which would materially adversely affect, the legal and valid execution and delivery or performance by the Borrower or any other Credit Party of this Amendment or the performance by the Borrower or any other Credit Party of the Credit Agreement, as amended by this
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Amendment.  Each Guarantor hereby ratifies and reaffirms:  (i) the validity, legality and enforceability of its obligations under Article 9 of the Credit Agreement; (ii) that its reaffirmation of such obligations is a material inducement to the Administrative Agent and the New Banks to enter into this Amendment; and (iii) that its obligations under Article 9 of the Credit Agreement shall remain in full force and effect in accordance with its terms until all the Guaranteed Obligations have been paid in full.

SECTION 7.     Reference to and Effect on the Credit Agreement and the Credit Documents.

(a) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "herein," "hereto", "hereof" and "hereunder" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement,  shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) Except as specifically provided above, the Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.  The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any other Credit Document, nor constitute a waiver or modification of any provision of the Credit Agreement or any other Credit Document.

SECTION 8.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.     Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart to this Amendment by facsimile transmission or by electronic mail in pdf format shall be as effective as delivery of a manually executed counterpart hereto.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

ALLIANCE DATA SYSTEMS CORPORATION, as
Borrower

By:  /s/ J. Jeffrey Chesnut
Name:  J. Jeffrey Chesnut
Title:     Senior Vice President and Treasurer

ADS ALLIANCE DATA SYSTEMS, INC., as
Guarantor

By:  /s/ J. Jeffrey Chesnut
Name:  J. Jeffrey Chesnut
Title:    Senior Vice President and Treasurer

EPSILON DATA MANAGEMENT, LLC, as Guarantor

By:  /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title:    Vice President and Assistant Treasurer

ALLIANCE DATA FOREIGN HOLDINGS, INC., as
Guarantor

By:  /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title:   Treasurer

ADS FOREIGN HOLDINGS, INC., as Guarantor

By:  /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title:   Treasurer

Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page

COMENITY LLC, as Guarantor

By:  /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title:   Vice President, Tax

ASPEN MARKETING SERVICES, LLC, as Guarantor

By:  /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title:   Vice President, Tax

COMENITY SERVICING LLC, as Guarantor

By:  /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title:   Vice President, Tax

COMMISSION JUNCTION LLC, as Guarantor

By:  /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title:   Vice President and Assistant Treasurer

CONVERSANT LLC, as Guarantor

By:  /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title:   Vice President and Assistant Treasurer

Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swing Lender and Letter of
Credit Issuer

By:  /s/ S. Michael St. Geme
Name: S. Michael St. Geme
Title:   Managing Director

Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page

RAYMOND JAMES BANK, N.A., as a New Bank

By:  /s/ Alexander L. Rody
Name: Alexander L. Rody
Title:   Senior Vice President

Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page

ING BANK N.V., DUBLIN BRANCH, as a New Bank

By:  /s/ Padraig Matthews
Name: Padraig Matthews
Title:  Director

By:  /s/ Sean Hassett
Name: Sean Hassett
Title:  Director

Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page

ASSOCIATED BANK, N.A., as a New Bank

By:  /s/ Dean H. Rosencrans
Name: Dean H. Rosencrans
Title:   Senior Vice President

Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page

SYNOVUS BANK, as a New Bank

By:  /s/ Joseph B. Keener
Name: Joseph B. Keener
Title:   Senior Vice President

Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page

FIRST COMMERCIAL BANK, LTD., A REPUBLIC
OF CHINA BANK ACTING THROUGH ITS LOS
ANGELES BRANCH, as a New Bank

By:  /s/ Yuan Gan Ju
Name: Yuan Gan Ju
Title:   SVP & General Manager

Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page

LAND BANK OF TAIWAN LOS ANGELES
BRANCH, as a New Bank

By:  /s/ Henry C.R. Leu
Name: Henry C.R. Leu
Title:   S.V.P. & General Manager

Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page

TAIWAN COOPERATIVE BANK LTD., ACTING
THROUGH ITS NEW YORK BRANCH, as a New
Bank

By:  /s/ Li Hua Huang
Name: Li Hua Huang
Title:   SVP & General Manager

Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page

THE BANK OF EAST ASIA, LIMITED, LOS
ANGELES BRANCH, as a New Bank

By:  /s/ Chong Tan
Name: Chong Tan
Title:   VP & Credit Manager

By:  /s/ Simon Keung
Name: Simon Keung
Title:   General Manager

Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page

MEGA INTERNATIONAL COMMERCIAL BANK
CO., LTD., SILICON VALLEY BRANCH, as a New
Bank

By:  /s/ Nian Tzy Yeh
Name: Nian Tzy Yeh
Title:   VP & General Manager

Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page

BANCO DE SABADELL, S.A. – MIAMI BRANCH, as
a New Bank

By:  /s/ Enrique Castillo
Name: Enrique Castillo
Title:   Structured Finance Americas Director

Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page

CHANG HWA COMMERCIAL BANK, LTD., LOS
ANGELES BRANCH, as a New Bank

By:  /s/ Wan-Chin Chang
Name: Wan-Chin Chang
Title:    VP & General Manager

Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page

WOODFOREST NATIONAL BANK, as a New Bank

By:  /s/ Jacob McGee
Name: Jacob McGee
Title:   Vice President
Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page

MODERN BANK, N.A., as a New Bank

By:  /s/ Frank H. Madden, Jr.
Name: Frank H. Madden, Jr.
Title:   Managing Director

Alliance Data Systems Corporation
First Amendment to Amended and Restated Credit Agreement
and Incremental Amendment
Signature Page